UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21162

Name of Fund: BlackRock Basic Value Principal Protected Fund of
              BlackRock Principal Protected Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/07

Date of reporting period: 07/01/06 - 06/30/07

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock Basic Value Principal                                        BLACKROCK
Protected Fund
OF BLACKROCK PRINCIPAL PROTECTED TRUST

ANNUAL REPORT | JUNE 30, 2007

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Basic Value Principal Protected Fund

Portfolio Information as of June 30, 2007

                                                                      Percent of
Ten Largest Common Stock Holdings                                     Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ...............................................        5.1%
JPMorgan Chase & Co. ............................................        3.6
American International Group, Inc. ..............................        3.3
Citigroup, Inc. .................................................        3.0
International Business Machines Corp. ...........................        2.8
Tyco International Ltd. .........................................        2.8
Morgan Stanley ..................................................        2.6
Time Warner, Inc. ...............................................        2.4
The Bank of New York Co., Inc. ..................................        2.3
Unilever NV .....................................................        2.2
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels .....................................        9.4%
Pharmaceuticals .................................................        8.9
Diversified Financial Services ..................................        8.4
Insurance .......................................................        7.0
Semiconductors & Semiconductor Equipment ........................        6.6
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

                                                                      Percent of
Investment Criteria                                        Long-Term Investments
--------------------------------------------------------------------------------
Above-Average Yield .............................................       36.5%
Below-Average Price/Earnings Ratio ..............................       32.1
Low Price-to-Book Value .........................................       23.7
Special Situations ..............................................        4.4
Price-to-Cash Flow ..............................................        3.3
--------------------------------------------------------------------------------


2       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007

A Letter to Shareholders

Dear Shareholder

At the mid-point of 2007, investor sentiment appeared quite buoyant, notwithstanding some undertones of caution. For equity markets, positive momentum as the year began was interrupted by a notable but transitory set-back at the end of February. Markets resumed their ascent through May, but entered a trading range in June as investors began to question the sustainability of the rally. For the most part, equities found support in robust merger-and-acquisition activity, healthy global economies, tame inflation, relatively low interest rates, still-positive earnings growth and attractive valuations. These tailwinds prevailed over such headwinds as a weakening U.S. economy, slowing housing market, credit-related lending problems, escalating geopolitical concerns and high energy prices, leading the Standard & Poor's (S&P) 500 Index to a new record high in May.

Meanwhile, turmoil in the subprime mortgage market and generally mixed economic signals weighed on bonds. In June, bond prices dropped precipitously as long-term yields rose to their highest levels in five years. The 10-year Treasury yield, which began 2007 at 4.68%, reached nearly 5.30% in mid-June before retracing to 5.03% by month's end. Notably, this year has brought some re-steepening of the yield curve, which had been flat to inverted throughout 2006. Still, at the end of June, yields along the curve remained below the federal funds rate of 5.25%, the level at which the Federal Reserve Board (the
Fed) has left it since first pausing in August 2006. While first-quarter gross domestic product growth of 0.7% represented the slowest rate of expansion since 2002, the Fed reiterated that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, thereby reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, the major equity market indexes posted strong returns for the annual and semi-annual periods ended June 30, 2007, while fixed income assets were more mixed:

Total Returns as of June 30, 2007                                                       6-month        12-month
===============================================================================================================
U.S. equities (S&P 500 Index)                                                            + 6.96%        +20.59%
---------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                             + 6.45         +16.43
---------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                        +10.74         +27.00
---------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                                 + 0.98         + 6.12
---------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                           + 0.14         + 4.69
---------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)         + 2.96         +11.22
---------------------------------------------------------------------------------------------------------------

We expect market volatility to linger throughout the second half of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view "What's Ahead in 2007: The Second-Quarter Update" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                      Sincerely,


                                                      /s/ Robert C. Doll, Jr.

                                                      Robert C. Doll, Jr.
                                                      Fund President and Trustee


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007       3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its benchmarks and comparable Lipper category average for the fiscal year, remaining nearly 100% invested in equities throughout the period.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2007, BlackRock Basic Value Principal Protected Fund's Institutional, Investor A, Investor B and Investor C Shares had total returns of +24.12%, +23.74%, +22.78% and +22.83%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) This compared to a return of +20.59% for the Standard & Poor's 500 (S&P 500) Index, +21.77% for the S&P 500 Citigroup Value Index and an average return of +15.86% for Lipper Mixed-Asset Target Allocation Growth Funds category. (By portfolio practice, funds in this Lipper category maintain a mix of 60% - 80% equity securities, with the remainder invested in bonds, cash and cash equivalents.)

During the 12-month period, the Fund's equity allocation ranged from 100% of net assets to 96.7%. The modest to negligible exposure to fixed income assets proved advantageous, as bonds underperformed equities by a wide margin. For the 12-month period, the Lehman Brothers U.S. Aggregate Bond Index returned +6.12%.

As the fiscal year began, the equity market was recovering from a far-reaching correction that sent the average U.S. stock 12% lower. In retrospect, the retrenchment was fairly normal and long overdue, having been the first double-digit correction for U.S. equity markets in nearly four years. In summer 2006, with the Federal Reserve Board (the Fed) having finally ended its two-year streak of interest rate increases and with oil prices on the decline after reaching an all-time high near $78 per barrel, stocks embarked on a one-way journey upward.

The market's ascent generally continued until the end of February 2007, when concern over rising delinquencies in the subprime mortgage market sparked fears that contagion from the already weak housing market could spill over to the rest of the economy. This, and a 10% correction in the Chinese stock market, prompted a global sell-off that led U.S. stocks to register their most significant one-week decline in four years. The correction ultimately proved short lived and surging corporate merger-and-acquisition (M&A) activity, healthy global economies and moderate inflation pressures, among other factors, led both the S&P 500 Index and the Dow Jones Industrial Average to new record highs.

The biggest boon for the Fund during the 12 months came from an underweight position and good stock selection in the financials sector. Given the flatness of the yield curve, we chose to avoid many of the regional banks and lenders whose profits depend on the net interest margin of the loans they issue. Instead, we focused on investment banks and brokerages, which we felt were poised to benefit from the robust M&A activity and healthy calendar of initial public offerings. Within financials, Morgan Stanley was our top performer, followed by Bank of America Corp. and Sallie Mae, which appreciated significantly upon news that it would be taken over by private equity interests. Our avoidance of Wachovia Corp. and Washington Mutual, Inc. further benefited performance, and our position in The Bank of New York Co., Inc. performed well after the company's merger with Mellon Corp.

As in financials, our underweight position and good stock selection in the industrials sector also contributed significantly to performance. Based on our expectation for a slowdown in the U.S. economy, we began to rotate away from more economically sensitive stocks. Within industrials, this meant less exposure to heavy construction and more emphasis on niche markets. Our position in Deere & Co., for example, appreciated as the tractor business benefited from the increased production of corn associated with efforts to exploit ethanol as an energy source.

Also contributing to Fund performance was our positioning in consumer discretionary, led by McDonald's Corp., which has refreshed its business and continues to be a strong performer. For the most part, our strategy in consumer discretionary entails limited exposure to retailers and greater emphasis on cable and media stocks. Among the key contributors then were Interpublic Group of Cos., Inc., Sony Corp., Phillips Electronics NV and Comcast Corp.

The Fund's top two contributors for the year were health care names -- Schering-Plough Corp., a maker of prescription and over-the-counter drugs, and Baxter International, Inc., manufacturer of medical equipment and supplies. We also saw strong performance from select stocks in information technology (IT), including International Business Machines Corp. and Unisys Corp.

Detracting modestly from the Fund's relative performance were underweight positions in utilities and materials.


4       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007

What changes were made to the portfolio during the period?

The Fund seeks long-term capital growth while protecting the principal value of investor shares. This is accomplished through investments in a core equity component for growth and a fixed income component for an element of protection. A mathematical formula is used to determine the allocation between these two components. Throughout the period, the portfolio's allocation continued to favor equities.

The equity portfolio has evolved along with the U.S. economy. As the economic cycle matures, we believe the pace of growth inevitably will slow. As such, we started to shy away from consumer cyclicality, materials and, more generally, companies that are heavily dependent on the economy for success, instead favoring large-cap, multinational companies that we believe can offer more consistency of earnings.

Many of our new purchases during the period occurred in the IT sector, where we initiated positions in Micron Technology, Inc., Intel Corp., Taiwan Semiconductor Manufacturing Co., Ltd., Applied Materials, Inc. and Alcatel SA. For the most part, we are not seeking technology companies that are trying to create the next blockbuster product or application, but are focused on what we believe to be well-run, shareholder-friendly companies that are making smart moves with their capital allocations and, in some cases, are offering dividends or buying back shares. In general, we believe IT companies will benefit from a new cycle of capital spending on technology. IT sales during the period included Motorola, which we sold on weakness, and Nokia Oyj, which was liquidated after strong appreciation.

We maintained the Fund's overweight position in energy, and expect to maintain our relatively heavy exposure as long as commodity prices remain elevated. Within energy, we initiated positions in Peabody Energy Corp. and Consol Energy, Inc. In the health care sector, we established an overweight position for the first time in more than 10 years. In part, this reflects attractive valuations but also our view that, after years of poor performance and a limited product pipeline, the worst is passed. During the 12-month period, we initiated positions in pharmaceutical giants Bristol-Myers Squibb Co. and Wyeth, while eliminating Eli Lilly & Co. from the portfolio. Looking ahead, we are more cautious on the sector given the potential for industry-related legislation coming out of Washington as the political season approaches.

For the most part, changes to the portfolio were largely stock-specific rather than thematic. As such, other notable additions included Quest Communications International Inc. and Sprint Nextel Corp. in the telecommunications sector, Wal-Mart Stores, Inc. in consumer staples, Honda Motor Co., Ltd in consumer discretionary and Sallie Mae (bought and sold) and Fannie Mae in financials. Conversely, we eliminated consumer discretionary names Gannett Co., Inc., The Gap, Inc. and Interpublic Group of Cos., Inc., consumer staples names Altria Group, Inc. and The Kroeger Co., and financials stocks Marsh & McLellan Cos., Inc. and The Allstate Corp. In utilities we sold Public Service Enterprise Group, Inc. and in materials we eliminated International Paper Co. Generally speaking, sales were made as stocks reached our price targets, based on a change in our original assessment or to make room for more compelling opportunities. Finally, we reduced exposure to defense contractor Raytheon Co., as we are somewhat concerned about defense spending as political jockeying intensifies.

How would you characterize the Fund's position at the close of the period?

At June 30, 2007, the Fund was invested 98.6% in equities and 1.4% in fixed income securities. The equity portfolio was overweight versus the S&P 500 Citigroup Value Index in energy, information technology, health care and consumer staples. It had underweights in financials, utilities, telecommunication services, consumer discretionary, industrials and materials.

We intend to maintain the approach that contributed to the Fund's outperformance during the past year. This involves a focus on large-cap, multinational companies with the ability to deliver shareholder value amid a slower economic backdrop. We had argued that the U.S. equity market would be up in the high single digits to low double digits this year and that, if wrong, the error would be to the upside (that is, the market would be higher than we thought). At this juncture, that view stands. In our opinion, the market has fared well despite some substantial bumps in the road. More potholes are expected, particularly given such formidable unknowns as global terrorism, geopolitical concerns and the scope of the subprime collapse. Despite these worries, a great deal of cash remains on company balance sheets, which can be deployed via continued M&A, leveraged buyout and private equity activity. Importantly, stocks look quite attractive compared to bonds and relative to expectations for growth, underpinning our cautiously optimistic outlook.

Kevin M. Rendino
Equity Portfolio Manager

July 13, 2007

--------------------------------------------------------------------------------
If you would like a copy, free of charge, of the most recent annual or quarterly report of Main Place Funding, LLC, the Warranty Provider, or its parent corporation, Bank of America Corporation, please contact the Fund at 1-800-441-7762.
--------------------------------------------------------------------------------


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007       5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                    6-Month           12-Month         Since Inception
As of June 30, 2007                              Total Return       Total Return        Total Return
======================================================================================================
Institutional Shares*                               +7.52%            +24.12%             + 60.36%
------------------------------------------------------------------------------------------------------
Investor A Shares*                                  +7.35             +23.74              + 58.48
------------------------------------------------------------------------------------------------------
Investor B Shares*                                  +6.93             +22.78              + 52.94
------------------------------------------------------------------------------------------------------
Investor C Shares*                                  +7.01             +22.83              + 53.04
------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**              +0.98             + 6.12              + 18.83
------------------------------------------------------------------------------------------------------
S&P 500(R) Index***                                 +6.96             +20.59              + 85.29
------------------------------------------------------------------------------------------------------
S&P 500 Citigroup Value Index****                   +7.37             +21.77              +116.23
------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 11/13/02.
** This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity. Since inception total return is from 11/13/02.
*** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 11/13/02.
**** This unmanaged Index is designed to provide a comprehensive measure of large cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. Since inception total return is from 11/13/02.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007

Performance Data (concluded)

Basic Value Principal Protected
BR Basic Value Principal Protected Fund -- Edgar

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B and Investor C Shares compared to growth of an investment in the S&P 500 Index, the S&P 500/Citigroup Value Index and Lehman Brothers Aggregate Bond Index. Values are from November 13, 2002 through December 2006:

                                                                                                          S&P 500/   Lehman Brothers
                  Institutional      Investor A      Investor B         Investor C       S&P 500   Citigroup Value         Aggregate
                       Shares*+        Shares*+        Shares*+           Shares*+       Index++          Index+++        Bond Index
11/13/02**              $10,000         $ 9,475         $10,000            $10,000       $10,000           $10,000           $10,000
12/02                   $10,053         $ 9,525         $10,043            $10,043       $ 9,994           $10,227           $10,138
12/03                   $11,474         $10,842         $11,338            $11,344       $12,860           $13,332           $10,554
12/04                   $12,101         $11,406         $11,842            $11,842       $14,260           $15,335           $11,012
12/05                   $12,339         $11,600         $11,946            $11,950       $14,960           $16,671           $11,279
12/06                   $14,915         $13,987         $14,103            $14,302       $17,323           $20,138           $11,768

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests primarily in common stocks and in U.S. Treasury bonds, including zero coupon bonds.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.
++++ This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                       Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 6/30/07                                                 +24.12%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 6/30/07                                                        +10.74
--------------------------------------------------------------------------------

                                              Return Without        Return With
                                               Sales Charge        Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 6/30/07                            +23.74%              +17.24%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 6/30/07                                   +10.46               + 9.18
--------------------------------------------------------------------------------

                                                  Return               Return
                                               Without CDSC         With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 6/30/07                            +22.78%              +18.28%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 6/30/07                                   + 9.62               + 9.31
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

                                                  Return               Return
                                               Without CDSC         With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 6/30/07                            +22.83%              +21.83%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 6/30/07                                   + 9.63               + 9.63
--------------------------------------------------------------------------------

++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007       7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                         Expenses Paid
                                                                Beginning             Ending          During the Period*
                                                              Account Value        Account Value        January 1, 2007
                                                             January 1, 2007       June 30, 2007       to June 30, 2007
========================================================================================================================
Actual
========================================================================================================================
Institutional                                                    $1,000              $1,075.20              $ 8.85
------------------------------------------------------------------------------------------------------------------------
Investor A                                                       $1,000              $1,073.50              $10.18
------------------------------------------------------------------------------------------------------------------------
Investor B                                                       $1,000              $1,069.30              $14.08
------------------------------------------------------------------------------------------------------------------------
Investor C                                                       $1,000              $1,070.10              $14.09
========================================================================================================================
Hypothetical (5% annual return before expenses)**
========================================================================================================================
Institutional                                                    $1,000              $1,016.37              $ 8.60
------------------------------------------------------------------------------------------------------------------------
Investor A                                                       $1,000              $1,015.08              $ 9.90
------------------------------------------------------------------------------------------------------------------------
Investor B                                                       $1,000              $1,011.29              $13.69
------------------------------------------------------------------------------------------------------------------------
Investor C                                                       $1,000              $1,011.29              $13.69
------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.71% for Institutional, 1.97% for Investor A, 2.73% for Investor B and 2.73% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007

Schedule of Investments as of June 30, 2007

                              Industry                                   Shares Held
====================================================================================
Above-Average Yield           Diversified Telecommunication Services          78,040
                              Communications Equipment                       115,800
                              Metals & Mining                                 70,899
                              Capital Markets                                 95,900
                              Pharmaceuticals                                 77,800
                              Oil, Gas & Consumable Fuels                     33,500
                              Multi-Utilities                                 16,000
                              Chemicals                                       60,300
                              Oil, Gas & Consumable Fuels                    104,800
                              Industrial Conglomerates                        94,900
                              Food Products                                   59,400
                              Pharmaceuticals                                 54,600
                              Aerospace & Defense                             40,000
                              Diversified Financial Services                 129,432
                              Pharmaceuticals                                 32,500
                              Pharmaceuticals                                135,400
                              Electric Utilities                              44,400
                              Semiconductors & Semiconductor Equipment       147,333
                              Diversified Telecommunication Services          82,300
                              Pharmaceuticals                                 24,500


====================================================================================
Below-Average Price/          Insurance                                       80,100
Earnings Ratio                Diversified Financial Services                  65,156
                              Health Care Equipment & Supplies                37,200
                              Diversified Financial Services                 101,300
                              Beverages                                      109,140
                              Oil, Gas & Consumable Fuels                     17,000
                              Thrifts & Mortgage Finance                      18,700
                              Computers & Peripherals                         42,900
                              Semiconductors & Semiconductor Equipment       117,700
                              Household Durables                              40,100
                              Food Products                                   22,700
                              Hotels, Restaurants & Leisure                   33,900
                              Capital Markets                                 52,400
                              Aerospace & Defense                             39,800
                              Pharmaceuticals                                101,800
                              Insurance                                       59,434
                              Food Products                                  122,100
                              IT Services                                    255,600
                              Food & Staples Retailing                        13,100
                              Insurance                                       20,900
                              Office Electronics                             144,600


====================================================================================
Low Price-to-                 Oil, Gas & Consumable Fuels                     35,900
Book Value                    Media                                           99,350
                              Machinery                                       20,200
                              Semiconductors & Semiconductor Equipment       110,700
                              Energy Equipment & Services                     48,300
                              Energy Equipment & Services                     49,000
                              Insurance                                       15,000
                              Household Products                              44,900
                              Semiconductors & Semiconductor Equipment       287,600
                              Semiconductors & Semiconductor Equipment       129,600
                              Aerospace & Defense                             61,500
                              Computers & Peripherals                        321,500
                              Media                                          193,300
                              Industrial Conglomerates                       142,100
                              Media                                           69,400
                              Commercial Banks                                42,200
====================================================================================

                                                                                                       Percent of
                              Common Stocks                                               Value        Net Assets
=================================================================================================================
Above-Average Yield           AT&T Inc.                                               $  3,238,660        1.9%
                              Alcatel SA (b)                                             1,621,200        0.9
                              Alcoa, Inc.                                                2,873,537        1.7
                              The Bank of New York Co., Inc. (a)                         3,974,096        2.3
                              Bristol-Myers Squibb Co.                                   2,455,368        1.4
                              Chevron Corp.                                              2,822,040        1.6
                              Dominion Resources, Inc.                                   1,380,960        0.8
                              E.I. du Pont de Nemours & Co.                              3,065,652        1.8
                              Exxon Mobil Corp.                                          8,790,624        5.1
                              General Electric Co.                                       3,632,772        2.1
                              General Mills, Inc.                                        3,470,148        2.0
                              GlaxoSmithKline Plc (b)                                    2,859,402        1.7
                              Honeywell International, Inc.                              2,251,200        1.3
                              JPMorgan Chase & Co.                                       6,270,980        3.6
                              Johnson & Johnson                                          2,002,650        1.2
                              Pfizer, Inc.                                               3,462,178        2.0
                              The Southern Co.                                           1,522,476        0.9
                              Taiwan Semiconductor Manufacturing Co., Ltd. (b)           1,639,815        1.0
                              Verizon Communications, Inc.                               3,388,291        2.0
                              Wyeth                                                      1,404,830        0.8
                                                                                      -----------------------
                                                                                        62,126,879       36.1
=================================================================================================================
Below-Average Price/          American International Group, Inc.                         5,609,403        3.3
Earnings Ratio                Bank of America Corp.                                      3,185,477        1.8
                              Baxter International, Inc.                                 2,095,848        1.2
                              Citigroup, Inc.                                            5,195,677        3.0
                              Coca-Cola Enterprises, Inc.                                2,619,360        1.5
                              Consol Energy, Inc.                                          783,870        0.5
                              Fannie Mae                                                 1,221,671        0.7
                              Hewlett-Packard Co.                                        1,914,198        1.1
                              Intel Corp.                                                2,796,552        1.6
                              Koninklijke Philips Electronics NV                         1,697,032        1.0
                              Kraft Foods, Inc.                                            800,175        0.5
                              McDonald's Corp.                                           1,720,764        1.0
                              Morgan Stanley                                             4,395,312        2.6
                              Northrop Grumman Corp.                                     3,099,226        1.8
                              Schering-Plough Corp.                                      3,098,792        1.8
                              The Travelers Cos., Inc.                                   3,179,719        1.8
                              Unilever NV (b)                                            3,787,542        2.2
                              Unisys Corp. (a)                                           2,336,184        1.4
                              Wal-Mart Stores, Inc.                                        630,241        0.4
                              XL Capital Ltd. Class A                                    1,761,661        1.0
                              Xerox Corp. (a)                                            2,672,208        1.5
                                                                                      -----------------------
                                                                                        54,600,912       31.7
=================================================================================================================
Low Price-to-                 Anadarko Petroleum Corp.                                   1,866,441        1.1
Book Value                    Comcast Corp. Special Class A (a)                          2,777,826        1.6
                              Deere & Co.                                                2,438,948        1.4
                              Fairchild Semiconductor International, Inc. (a)            2,138,724        1.2
                              GlobalSantaFe Corp.                                        3,489,675        2.0
                              Halliburton Co.                                            1,690,500        1.0
                              Hartford Financial Services Group, Inc.                    1,477,650        0.9
                              Kimberly-Clark Corp.                                       3,003,361        1.7
                              LSI Logic Corp. (a)                                        2,159,876        1.3
                              Micron Technology, Inc. (a)                                1,623,888        0.9
                              Raytheon Co.                                               3,314,235        1.9
                              Sun Microsystems, Inc. (a)                                 1,691,090        1.0
                              Time Warner, Inc.                                          4,067,032        2.4
                              Tyco International Ltd. (a)                                4,801,559        2.8
                              Walt Disney Co.                                            2,369,316        1.4
                              Wells Fargo & Co.                                          1,484,174        0.9
                                                                                      -----------------------
                                                                                        40,394,295       23.5
=================================================================================================================


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007       9

Schedule of Investments (concluded)


                              Industry                                   Shares Held
====================================================================================
Price-to-Cash Flow            Automobiles                                     10,300
                              Oil, Gas & Consumable Fuels                     40,000
                              Diversified Telecommunication Services         152,600
                              Wireless Telecommunication Services             84,900
====================================================================================
Special Situations            Semiconductors & Semiconductor Equipment        46,500
                              Energy Equipment & Services                     59,800
                              Media                                            5,329
                              Computers & Peripherals                         45,700
------------------------------------------------------------------------------------

                                                                                                                    Percent of
                                           Common Stocks                                               Value        Net Assets
==============================================================================================================================
Price-to-Cash Flow                         Honda Motor Co., Ltd. (b)                                  $ 373,787        0.2%
                                           Peabody Energy Corp.                                       1,935,200        1.1
                                           Qwest Communications International Inc. (a)                1,480,220        0.9
                                           Sprint Nextel Corp.                                        1,758,279        1.0
                                                                                                  -----------------------
                                                                                                      5,547,486        3.2
==============================================================================================================================
Special Situations                         Applied Materials, Inc.                                      923,955        0.5
                                           BJ Services Co.                                            1,700,712        1.0
                                           Citadel Broadcasting Corp.                                    34,372        0.0
                                           International Business Machines Corp.                      4,809,924        2.8
                                                                                                   -----------------------
                                                                                                      7,468,963        4.3
------------------------------------------------------------------------------------------------------------------------------
                                           Total Common Stocks (Cost -- $118,166,052)               170,138,535       98.8
==============================================================================================================================

                           Beneficial
                             Interest      Short-Term Securities
==============================================================================================================================
                           $2,000,120      BlackRock Liquidity Series, LLC Cash Sweep
                                           Series, 5.33% (c)(d)                                       2,000,120        1.2
------------------------------------------------------------------------------------------------------------------------------
                                           Total Short-Term Securities
                                           (Cost -- $2,000,120)                                       2,000,120        1.2
------------------------------------------------------------------------------------------------------------------------------
                                           Total Investments (Cost -- $120,166,172)                 172,138,655      100.0
==============================================================================================================================

==============================================================================================================================
                            Number of
                            Contracts      Options Written
==============================================================================================================================
Call Options Written              100      Chevron Corp., expiring January 2008 at USD 90               (38,000)       0.0
                                  342      Comcast Corp. Special Class A,
                                           expiring July 2007 at USD 28.333                             (20,520)       0.0
                                   80      International Business Machines Corp.,
                                           expiring July 2007 at USD 100                                (46,400)      (0.1)
------------------------------------------------------------------------------------------------------------------------------
                                           Total Options Written
                                           (Premiums Received -- $158,871)                             (104,920)      (0.1)
------------------------------------------------------------------------------------------------------------------------------
Total Investments, Net of Options Written (Cost -- $120,007,301*)                                   172,033,735       99.9

Other Assets Less Liabilities                                                                            84,452        0.1
                                                                                                   ---------------------------
Net Assets                                                                                         $172,118,187      100.0%
                                                                                                   ===========================

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 122,368,816
                                                                  =============
      Gross unrealized appreciation ..........................    $  49,721,678
      Gross unrealized depreciation ..........................          (56,759)
                                                                  -------------
      Net unrealized appreciation ............................    $  49,664,919
                                                                  =============

(a)   Non-income producing security.
(b)   Depositary receipts.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                             Net        Interest
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series                                 $784,490      $101,279
      --------------------------------------------------------------------------

(d)   Represents the current yield as of June 30, 2007.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications and investment criteria are unaudited.

      See Notes to Financial Statements.


10       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007

Statement of Assets and Liabilities

As of June 30, 2007

===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value
              (identified cost -- $118,166,052) ................................................                      $ 170,138,535
            Investments in affiliated securities, at value
              (identified cost -- $2,000,120) ..................................................                          2,000,120
            Receivables:
                Securities sold ................................................................    $   1,014,349
                Dividends ......................................................................          194,309         1,208,658
                                                                                                    -------------
            Prepaid expenses and other assets ..................................................                              2,303
                                                                                                                      -------------
            Total assets .......................................................................                        173,349,616
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Options written, at value (premiums received -- $158,871) ..........................                            104,920
            Bank overdraft .....................................................................                                691
            Payables:
                Securities purchased ...........................................................          366,006
                Beneficial interest redeemed ...................................................          306,814
                Distributor ....................................................................          125,649
                Financial warranty fee .........................................................          112,659
                Investment adviser .............................................................           90,430
                Other affiliates ...............................................................           26,430
                Distributions to shareholders ..................................................              135         1,028,123
                                                                                                    -------------
            Accrued expenses ...................................................................                             97,695
                                                                                                                      -------------
            Total liabilities ..................................................................                          1,231,429
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net Assets .........................................................................                      $ 172,118,187
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Paid-in capital, unlimited shares of no par value authorized .......................                      $ 110,229,473
            Undistributed realized capital gains -- net ........................................    $   9,862,280
            Unrealized appreciation -- net .....................................................       52,026,434
                                                                                                    -------------
            Total accumulated earnings -- net ..................................................                         61,888,714
                                                                                                                      -------------
            Net assets .........................................................................                      $ 172,118,187
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional -- Based on net assets of $7,393,117 and 574,484
              beneficial interest outstanding ..................................................                      $       12.87
                                                                                                                      =============
            Investor A -- Based on net assets of $12,145,069 and 945,006
              beneficial interest outstanding ..................................................                      $       12.85
                                                                                                                      =============
            Investor B -- Based on net assets of $90,267,938 and 7,044,133
              beneficial interest outstanding ..................................................                      $       12.81
                                                                                                                      =============
            Investor C -- Based on net assets of $62,312,063 and 4,858,363
              beneficial interest outstanding ..................................................                      $       12.83
                                                                                                                      =============

      See Notes to Financial Statements.


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007       11

Statement of Operations

For the Year Ended June 30, 2007

===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends (net of $50,641 foreign withholding tax) .................................                      $   3,755,776
            Interest from affiliates ...........................................................                            101,279
                                                                                                                      -------------
            Total income .......................................................................                          3,857,055
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Financial warranty fees ............................................................    $   1,439,271
            Investment advisory fees ...........................................................        1,153,389
            Service and distribution fees -- Investor B ........................................          945,621
            Service and distribution fees -- Investor C ........................................          638,875
            Accounting services ................................................................           93,795
            Transfer agent fees -- Investor B ..................................................           86,924
            Transfer agent fees -- Investor C ..................................................           58,077
            Custodian fees .....................................................................           56,261
            Printing and shareholder reports ...................................................           49,447
            Professional fees ..................................................................           46,717
            Service fees -- Investor A .........................................................           29,283
            Trustees' fees and expenses ........................................................           19,794
            Transfer agent fees -- Investor A ..................................................           10,803
            Transfer agent fees -- Institutional ...............................................            6,992
            Pricing fees .......................................................................            1,026
            Other ..............................................................................           13,514
                                                                                                    -------------
            Total expenses .....................................................................                          4,649,789
                                                                                                                      -------------
            Investment loss -- net .............................................................                           (792,734)
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
                Investments -- net .............................................................       17,366,358
                Options written -- net .........................................................         (113,802)       17,252,556
                                                                                                    -------------
            Change in unrealized appreciation/depreciation on:
                Investments -- net .............................................................       20,322,309
                Option written -- net ..........................................................           66,343        20,388,652
                                                                                                    -------------------------------
            Total realized and unrealized gain -- net ..........................................                         37,641,208
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations ...............................                      $  36,848,474
                                                                                                                      =============

      See Notes to Financial Statements.


12       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007

Statements of Changes in Net Assets

                                                                                                           For the Year Ended
                                                                                                                June 30,
Increase (Decrease) in Net Assets:                                                                        2007             2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment loss -- net .............................................................    $    (792,734)    $    (829,393)
            Realized gain -- net ...............................................................       17,252,556        11,901,266
            Change in unrealized appreciation/depreciation -- net ..............................       20,388,652         5,264,446
                                                                                                    -------------------------------
            Net increase in net assets resulting from operations ...............................       36,848,474        16,336,319
                                                                                                    -------------------------------
===================================================================================================================================
Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain -- net:
                Institutional ..................................................................         (670,861)         (456,885)
                Investor A .....................................................................       (1,149,543)         (330,265)
                Investor B .....................................................................       (6,788,916)       (4,018,149)
                Investor C .....................................................................       (4,676,490)       (2,584,549)
                                                                                                    -------------------------------
            Net decrease in net assets resulting from distributions to shareholders ............      (13,285,810)       (7,389,848)
                                                                                                    -------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in net assets derived from beneficial interest transactions ...........      (30,710,156)      (44,168,092)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets .......................................................       (7,147,492)      (35,221,621)
            Beginning of year ..................................................................      179,265,679       214,487,300
                                                                                                    -------------------------------
            End of year ........................................................................    $ 172,118,187     $ 179,265,679
                                                                                                    ===============================

      See Notes to Financial Statements.


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007       13

Financial Highlights

                                                                            Institutional
                                            --------------------------------------------------------------------------
                                                                                                             For the
                                                                                                             Period
The following per share data                                      For the Year Ended                         Nov. 13,
and ratios have been derived                                          June 30,                               2002+ to
from information provided in                ----------------------------------------------------------       June 30,
the financial statements.                       2007            2006           2005             2004           2003
======================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $    11.35      $    10.90      $    11.53      $    10.55      $    10.00
                                            --------------------------------------------------------------------------
Investment income -- net ...............           .06*            .06*            .09*            .08*            .08
Realized and unrealized gain -- net ....          2.58             .93             .06            1.03             .48
                                            --------------------------------------------------------------------------
Total from investment operations .......          2.64             .99             .15            1.11             .56
                                            --------------------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net ...........            --              --              --            (.13)           (.01)
    Realized gain -- net ...............         (1.12)           (.54)           (.78)             --              --
                                            --------------------------------------------------------------------------
Total dividends and distributions ......         (1.12)           (.54)           (.78)           (.13)           (.01)
                                            --------------------------------------------------------------------------
Net asset value, end of period .........    $    12.87      $    11.35      $    10.90      $    11.53      $    10.55
                                            ==========================================================================
======================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....         24.12%           9.22%           1.22%          10.64%           5.63%@@
                                            ==========================================================================
======================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------
Expenses ...............................          1.70%           1.69%           1.68%           1.75%           1.80%@
                                            ==========================================================================
Investment income -- net ...............           .47%            .52%            .82%            .73%           1.08%@
                                            ==========================================================================
======================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $    7,393      $    7,886      $   10,503      $   15,576      $   21,877
                                            ==========================================================================
Portfolio turnover .....................            33%             65%             65%             88%            108%
                                            ==========================================================================

                                                                           Investor A
                                            --------------------------------------------------------------------------
                                                                                                             For the
                                                                                                             Period
The following per share data                                      For the Year Ended                         Nov. 13,
and ratios have been derived                                          June 30,                               2002+ to
from information provided in                ----------------------------------------------------------       June 30,
the financial statements.                       2007            2006           2005             2004           2003
======================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $    11.34      $    10.88      $    11.52      $    10.53      $    10.00
                                            --------------------------------------------------------------------------
Investment income -- net ...............           .03*            .03*            .06*            .06*            .05
Realized and unrealized gain -- net ....          2.57             .93             .06            1.03             .49
                                            --------------------------------------------------------------------------
Total from investment operations .......          2.60             .96             .12            1.09             .54
                                            --------------------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net ...........            --              --              --            (.10)           (.01)
    Realized gain -- net ...............         (1.09)           (.50)           (.76)             --              --
                                            --------------------------------------------------------------------------
Total dividends and distributions ......         (1.09)           (.50)           (.76)           (.10)           (.01)
                                            --------------------------------------------------------------------------
Net asset value, end of period .........    $    12.85      $    11.34      $    10.88      $    11.52      $    10.53
                                            ==========================================================================
======================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....         23.74%           8.93%            .96%          10.44%           5.43%@@
                                            ==========================================================================
======================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------
Expenses ...............................          1.95%           1.94%           1.93%           2.00%           2.05%@
                                            ==========================================================================
Investment income -- net ...............           .21%            .27%            .57%            .51%            .83%@
                                            ==========================================================================
======================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $   12,145      $    6,637      $    8,735      $   13,022      $   22,090
                                            ==========================================================================
Portfolio turnover .....................            33%             65%             65%             88%            108%
                                            ==========================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effect of any sales charges.
+     Commencement of operations.
@     Annualized.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


14       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007

Financial Highlights (concluded)

                                                                            Investor B
                                            -------------------------------------------------------------------------------
                                                                                                                  For the
                                                                                                                  Period
The following per share data                                       For the Year Ended                             Nov. 13,
and ratios have been derived                                           June 30,                                   2002+ to
from information provided in                --------------------------------------------------------------        June 30,
the financial statements.                        2007            2006             2005             2004             2003
===========================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $     11.23      $     10.77      $     11.45      $     10.48      $     10.00
                                            -------------------------------------------------------------------------------
Investment income (loss) -- net ........           (.06)*           (.05)*           (.02)*           (.03)*           --++
Realized and unrealized gain -- net ....           2.54              .91              .05             1.03              .49
                                            -------------------------------------------------------------------------------
Total from investment operations .......           2.48              .86              .03             1.00              .49
                                            -------------------------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net ...........             --               --               --             (.03)            (.01)
    Realized gain -- net ...............           (.90)            (.40)            (.71)              --               --
                                            -------------------------------------------------------------------------------
Total dividends and distributions ......           (.90)            (.40)            (.71)            (.03)            (.01)
                                            -------------------------------------------------------------------------------
Net asset value, end of period .........    $     12.81      $     11.23      $     10.77      $     11.45      $     10.48
                                            ===============================================================================
===========================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....          22.78%            8.12%             .19%            9.58%            4.93%@@
                                            ===============================================================================
===========================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------
Expenses ...............................           2.71%            2.70%            2.70%            2.76%            2.82%@
                                            ===============================================================================
Investment income (loss) -- net ........           (.54%)           (.49%)           (.20%)           (.30%)            .07%@
                                            ===============================================================================
===========================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $    90,268      $   100,584      $   117,140      $   144,787      $   159,057
                                            ===============================================================================
Portfolio turnover .....................             33%              65%              65%              88%             108%
                                            ===============================================================================

                                                                            Investor C
                                            -------------------------------------------------------------------------------
                                                                                                                  For the
                                                                                                                  Period
The following per share data                                       For the Year Ended                             Nov. 13,
and ratios have been derived                                           June 30,                                   2002+ to
from information provided in                --------------------------------------------------------------        June 30,
the financial statements.                        2007            2006             2005             2004             2003
===========================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $     11.25      $     10.78      $     11.45      $     10.48      $     10.00
                                            -------------------------------------------------------------------------------
Investment income (loss) -- net ........           (.07)*           (.05)*           (.02)*           (.03)*           --++
Realized and unrealized gain -- net ....           2.56              .92              .06             1.03              .49
                                            -------------------------------------------------------------------------------
Total from investment operations .......           2.49              .87              .04             1.00              .49
                                            -------------------------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net ...........             --               --               --             (.03)            (.01)
    Realized gain -- net ...............           (.91)            (.40)            (.71)              --               --
                                            -------------------------------------------------------------------------------
Total dividends and distributions ......           (.91)            (.40)            (.71)            (.03)            (.01)
                                            -------------------------------------------------------------------------------
Net asset value, end of period .........    $     12.83      $     11.25      $     10.78      $     11.45      $     10.48
                                            ===============================================================================
===========================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....          22.83%            8.15%             .23%            9.54%            4.93%@@
                                            ===============================================================================
===========================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------
Expenses ...............................           2.71%            2.70%            2.70%            2.76%            2.82%@
                                            ===============================================================================
Investment income (loss) -- net ........           (.54%)           (.49%)           (.20%)           (.29%)            .06%@
                                            ===============================================================================
===========================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $    62,312      $    64,159      $    78,110      $   104,840      $   129,392
                                            ===============================================================================
Portfolio turnover .....................             33%              65%              65%              88%             108%
                                            ===============================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effect of sales charges.
+     Commencement of operations.
++    Amount is less than $.01 per share.
@     Annualized.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007       15

Notes to Financial Statements

1. Significant Accounting Policies:

Effective September 29, 2006, Merrill Lynch Basic Value Principal Protected Fund (the "ML Fund") and Merrill Lynch Principal Protected Trust, of which the ML Fund is part, were renamed BlackRock Basic Value Principal Protected Fund (the "Fund") and BlackRock Principal Protected Trust (the "Trust"), respectively. Under the Investment Company Act of 1940, as amended, the Fund is diversified and the Trust is registered as an open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Shares of the Fund were offered during the initial offering period and are not offered during the Guarantee Period from November 13, 2002 through November 13, 2009 (the "Guarantee Maturity Date"), except in connection with reinvestment of dividends and distributions. The Fund will be offered on a continuous basis after this date. During the Guarantee Period, the Fund will seek long-term growth of capital to the extent permitted by a strategy that seeks to use investments in common stocks, U.S. Treasury bonds, including zero coupon bonds, and other fixed income instruments, to protect the original principal value of the Fund (less redemptions, cash distributions and dividends and extraordinary expenses) at the Guarantee Maturity Date.

The Trust, on behalf of the Fund, has entered into a Financial Warranty Agreement with Main Place Funding, LLC (the "Warranty Provider"). The Financial Warranty Agreement is intended to make sure that on the Guarantee Maturity Date, each shareholder of the Fund will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder's account (less expenses and sales charges not covered by the Financial Warranty Agreement), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed (the "Guaranteed Amount"). The Fund will pay to the Warranty Provider, under the Financial Warranty Agreement, an annual fee equal to .80% of the Fund's average daily net assets during the Guarantee Period. If the value of the Fund's assets on the Guarantee Maturity Date is insufficient to result in the value of each shareholder's account being at least equal to the shareholder's Guaranteed Amount, the Warranty Provider will pay the Fund an amount sufficient to make sure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount.

All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the account maintenance of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Debt securities are traded primarily in the OTC markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.


16       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by BlackRock Advisors, LLC (the"Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract, due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007       17
liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Bank overdraft -- The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

(i) Recent accounting pronouncements --In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each of the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.


18       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007

(j) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $792,734 has been reclassified between undistributed net realized capital gains and accumulated net investment loss as a result of permanent differences attributable to net operating losses. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the BlackRock Advisors, Inc., an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC (the "Manager"). The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Fund's manager. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the Fund's average daily net assets. The Manager has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or service fees) will not exceed 1.99%. This arrangement has a one-year term and is renewable.

In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Service      Distribution
                                                         Fee            Fee
--------------------------------------------------------------------------------
Investor A ..................................            .25%            --
Investor B ..................................            .25%           .75%
Investor C ..................................            .25%           .75%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, provide account maintenance and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing account maintenance services to Investor A, Investor B and Investor C shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealers for providing shareholder servicing and distribution-related services to Investor B and Investor C shareholders.

For the year ended June 30, 2007, MLPF&S received contingent deferred sales charges of $217,488 and $1,261 relating to transactions in Investor B and Investor C Shares, respectively. In addition, BDI received contingent deferred sales charges of $1,258 relating to transactions in Investor C Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM, may, on behalf of the Fund, invest cash


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007       19
collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

In addition, MLPF&S received $28,604 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2007.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

For the year ended June 30, 2007, the Fund reimbursed FAM and the Manager $987 and $2,514, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or directors of MLIM, FAM, FDS, PSI, FAMD, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2007 were $56,815,259 and $100,516,112, respectively.

Transactions in call options written for the year ended June 30, 2007 were as follows:

-------------------------------------------------------------------------------
                                                        Number of      Premiums
                                                        Contracts      Received
-------------------------------------------------------------------------------
Outstanding call options written,
  beginning of year ............................          1,000     $   122,008
Options written ................................          8,286       1,358,989
Options closed .................................         (6,513)       (877,317)
Options exercised ..............................         (2,251)       (444,809)
                                                         ----------------------
Outstanding call options written,
  end of year ..................................            522     $   158,871
                                                         ======================

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions were $30,710,156 and $44,168,092 for the years ended June 30, 2007 and June 30, 2006, respectively.

Transactions in beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended June 30, 2007                                    Shares         Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ................        51,343    $     607,387
Shares redeemed ................................      (171,369)      (2,071,214)
                                                    ---------------------------
Net decrease ...................................      (120,026)   $  (1,463,827)
                                                    ===========================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended June 30, 2006                                    Shares         Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ................        37,577    $     412,219
Shares redeemed ................................      (306,492)      (3,458,931)
                                                    ---------------------------
Net decrease ...................................      (268,915)   $  (3,046,712)
                                                    ===========================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended June 30, 2007                                    Shares         Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ................        90,723    $   1,073,378
Shares converted* ..............................       663,179        7,911,721
                                                    ---------------------------
Total issued ...................................       753,902        8,985,099
Shares redeemed ................................      (394,164)      (4,817,911)
                                                    ---------------------------
Net increase ...................................       359,738    $   4,167,188
                                                    ===========================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended June 30, 2006                                    Shares         Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ................        28,638    $     314,157
Shares redeemed ................................      (246,507)      (2,777,666)
                                                    ---------------------------
Net decrease ...................................      (217,869)   $  (2,463,509)
                                                    ===========================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended June 30, 2007                                    Shares         Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ................       521,839    $   6,178,577
Shares redeemed or converted* ..................    (2,434,140)     (29,282,378)
                                                    ---------------------------
Net decrease ...................................    (1,912,301)   $ (23,103,801)
                                                    ===========================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended June 30, 2006                                    Shares         Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ................       341,017    $   3,720,491
                                                    ---------------------------
Shares redeemed ................................    (2,263,012)     (25,163,001)

Net decrease ...................................    (1,921,995)   $ (21,442,510)
                                                    ===========================

* In September 2006, certain brokerages, including a wholly owned subsidiary of Merrill Lynch, entered into a remediation agreement with a regulatory organization, which among other things, permitted certain shareholders of Investor B Shares to convert their shares into the Fund's Investor A Shares.


20       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Investor C Shares for the Year                                         Dollar
Ended June 30, 2007                                    Shares          Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ................       368,117    $   4,362,187
Shares redeemed ................................    (1,214,511)     (14,671,903)
                                                   ----------------------------
Net decrease ...................................      (846,394)   $ (10,309,716)
                                                   ============================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                         Dollar
Ended June 30, 2006                                    Shares          Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ................       224,208    $   2,448,351
Shares redeemed ................................    (1,767,243)     (19,663,712)
                                                   ----------------------------
Net decrease ...................................    (1,543,035)   $ (17,215,361)
                                                   ============================

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended June 30, 2007 and June 30, 2006 was as follows:

-------------------------------------------------------------------------------
                                                     6/30/2007       6/30/2006
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ..............................   $ 2,500,016    $     337,890
  Net long-term capital gains ..................    10,785,794        7,051,958
                                                   ----------------------------
Total taxable distributions ....................   $13,285,810    $   7,389,848
                                                   ============================

As of June 30, 2007, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income -- net .....................        $   1,459,585
Undistributed long-term capital gains -- net .............           11,003,854
                                                                  -------------
Total undistributed earnings -- net ......................           12,463,439
Capital loss carryforward ................................                   --
Unrealized gains -- net ..................................           49,425,275*
                                                                  -------------
Total accumulated earnings -- net ........................        $  61,888,714
                                                                  =============

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the tax deferral of losses on straddles.

6. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended June 30, 2007.


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007       21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Principal Protected
Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Basic Value Principal Protected Fund (formerly Merrill Lynch Basic Value Principal Protected Fund), one of the funds constituting BlackRock Principal Protected Trust (formerly Merrill Lynch Principal Protected Trust) (the "Trust"), as of June 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
August 23, 2007

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distribution paid by BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust to shareholders of record on December 8, 2006:

--------------------------------------------------------------------------------
Qualified Dividend Income for Individuals ........................       100.00%

Dividends Qualifying for the Dividends Received
Deduction for Corporations .......................................       100.00%

Federal Obligation Interest ......................................         4.70%

Short-Term Capital Gain Dividends
for Non-U.S. Residents* ..........................................       100.00%
--------------------------------------------------------------------------------
* Represents the portion of the taxable ordinary income dividend eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, the Fund paid a long-term capital gain distribution of $.754675 per share to shareholders of record on December 8, 2006.


22       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007

Officers and Trustees

                                                                                                      Number of
                                                                                                      Funds and
                                                                                                      Portfolios in   Other Public
                           Position(s)  Length of                                                     Fund Complex    Directorships
                           Held with    Time                                                          Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years          Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Fund         2005 to  Vice Chairman and Director of BlackRock, Inc.,       121 Funds       None
Doll, Jr.*  Princeton, NJ  President    present  Global Chief Investment Officer for Equities,        161 Portfolios
            08543-9011     and                   Chairman of the BlackRock Retail Operating
            Age: 52        Trustee               Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the funds
                                                 advised by Merrill Lynch Investment
                                                 Managers, L.P. ("MLIM") and its affiliates
                                                 ("MLIM/FAM-advised funds") from 2005 to 2006
                                                 and Chief Investment Officer thereof from
                                                 2001 to 2006; President of MLIM and Fund
                                                 Asset Management, L.P. ("FAM") from 2001 to
                                                 2006; Co-Head (Americas Region) thereof from
                                                 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of
                                                 Princeton Services, Inc. ("Princeton
                                                 Services") and President of Princeton
                                                 Administrators, L.P. ("Princeton
                                                 Administrators") from 2001 to 2006; Chief
                                                 Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof
                                                 from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates.
                  Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                  As Fund President, Mr. Doll serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Trustee      2002 to  Professor of Finance and Economics at the Columbia   17 Funds        None
Beim**      Princeton, NJ               present  University Graduate School of Business since 1991;   24 Portfolios
            08543-9095                           Chairman of Outward Bound USA from 1997 to
            Age: 67                              2001; Chairman of Wave Hill Inc. from 1990 to 2006;
                                                 Trustee of Phillips Exeter Academy from 2002 to
                                                 present.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Trustee      2002 to  Chief Financial Officer of JPMorgan & Co., Inc.      17 Funds        None
Flynn       Princeton, NJ               present  from 1990 to 1995 and an employee of JPMorgan in     24 Portfolios
            08543-9095                           various capacities from 1967 to 1995.
            Age: 67
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Trustee      2002 to  Deputy Dean for Academic Affairs, Harvard Business   17 Funds        None
Kester      Princeton, NJ               present  School since 2006; Mizuho Financial Group,           24 Portfolios
            08543-9095                           Professor of Finance, Harvard Business School;
            Age: 55                              Unit Head, Finance in 2005 to 2006; Senior
                                                 Associate Dean and Chairman of the MBA Program of
                                                 Harvard Business School, 1999 to 2005; Member of
                                                 the faculty of Harvard Business School since 1981;
                                                 Independent Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Trustee      2002 to  Director of Care Investment Trust Inc., a health     17 Funds        AtriCure, Inc.
Robards***  Princeton, NJ               present  care REIT, since 2007; Partner of Robards &          24 Portfolios   (medical
            08543-9095                           Company, LLC, a financial advisory firm since 1987;                  devices)
            Age: 57                              formerly an investment banker with Morgan Stanley
                                                 for more than ten years; Director of Enable
                                                 Medical Corp. from 1996 to 2005; Director of
                                                 AtriCure, Inc. since 2000; Director of the Cooke
                                                 Center for Learning and Development, a
                                                 not-for-profit organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
            *     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Audit Committee.
            ***   Chair of the Board of Trustees.


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007       23

Officers and Trustees (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2002 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
Burke       Princeton, NJ  President    present  Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006;
            08543-9011     and                   First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from
            Age: 47        Treasurer             1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Karen       P.O. Box 9011  Fund Chief   2007 to  Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
Clark       Princeton, NJ  Compliance   present  BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to 2007;
            08543-9011     Officer               Principal and Senior Compliance Officer, State Street Global Advisors, from 2001 to
            Age: 42                              2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and
                                                 Branch Chief, Division of Investment Management and Office of Compliance
                                                 Inspections and Examinations, U.S. Securities and Exchange Commission, from 1993 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from 2002
Pellegrino  Princeton, NJ               present  to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
            08543-9011                           from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton
            Age: 47                               Services from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

PFPC Inc.
Wilmington, DE 19809


24       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery
2)    Select eDelivery under the More Information section
3)    Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007       25

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


26       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025

  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2007       27

This report is for shareholders of BlackRock Basic Value Principal Protected Fund. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Basic Value Principal Protected Fund of
BlackRock Principal Protected Trust
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                      #BVPP-6/07

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
            (ii) each audit committee financial expert is independent: (1) David
            O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

            The registrant's board of directors has determined that David O. Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

            Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 13 years.

            Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

            Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of one publicly held company and a non-profit organization.

Item 4 -    Principal Accountant Fees and Services

            (a) Audit Fees -           Fiscal Year Ended June 30, 2007 - $27,400
                                       Fiscal Year Ended June 30, 2006 - $27,400

            (b) Audit-Related Fees -   Fiscal Year Ended June 30, 2007 - $0
                                       Fiscal Year Ended June 30, 2006 - $0

            (c) Tax Fees -             Fiscal Year Ended June 30, 2007 - $6,100
                                       Fiscal Year Ended June 30, 2006 - $6,000

            The nature of the services include tax compliance, tax advice and tax planning.

            (d) All Other Fees -       Fiscal Year Ended June 30, 2007 - $0
                                       Fiscal Year Ended June 30, 2006 - $0

            (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2) 0%

            (f) Not Applicable

            (g) Fiscal Year Ended June 30, 2007 - $2,967,000
                Fiscal Year Ended June 30, 2006 - $2,815,800

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $1,735,000, 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust


By: /s/ Robert C. Doll, Jr.
    -------------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Basic Value Principal Protected Fund of
    BlackRock Principal Protected Trust

Date: August 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Basic Value Principal Protected Fund of
    BlackRock Principal Protected Trust

Date: August 20, 2007


By: /s/ Donald C. Burke
    -------------------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Basic Value Principal Protected Fund of
    BlackRock Principal Protected Trust

Date: August 20, 2007